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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-11453 and 333-67799) of Onyx Acceptance Corporation of our report dated February 1, 2001, relating to the financial statements, which appears in this Form 10-K.

PRICEWATERHOUSECOOPERS LLP

Orange County, California
March 30, 2001